EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Third Quarter 2022

All information included in this financial supplement is unaudited.
.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2022 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2022 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Net income (loss)	$765	$388	$639	$1,773	$327	(57.3)%	$(412)	$2,739	764.8%
Net income (loss) attributable to the noncontrolling interest	(93)	(134)	(66)	(45)	(54)	41.9%	(281)	(165)	41.3%
Net income (loss) attributable to Holdings	$672	$254	$573	$1,728	$273	(59.4)%	$(693)	$2,574	471.4%

Non-GAAP Operating Earnings (1)	$818	$649	$548	$526	$498	(39.1)%	$2,176	$1,572	(27.7)%

Total equity attributable to Holdings' shareholders	$11,680	$11,519	$7,954	$5,589	$3,354	(71.3)%	$11,680	$3,354	(71.3)%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	10,118	9,957	6,392	4,027	1,792	(82.3)%	10,118	1,792	(82.3)%
Less: Accumulated other comprehensive income (loss)	1,876	2,004	(1,787)	(5,548)	(7,876)	(519.8)%	1,876	(7,876)	(519.8)%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,242	$7,953	$8,179	$9,575	$9,668	17.3%	$8,242	$9,668	17.3%

Return on Equity (ex. AOCI) - TTM	(22.7)%	(6.3)%	18.9%	37.1%	31.1%		(22.7)%	31.1%
Non-GAAP Operating ROE (1)	32.4%	33.5%	33.1%	29.0%	24.2%		32.4%	24.2%

Debt to capital:
Debt to Capital (ex. AOCI)	28.1%	28.7%	28.3%	25.6%	25.5%		28.1%	25.5%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$1.59	$0.56	$1.43	$4.47	$0.69	(56.7)%	$(1.76)	$6.58	473.3%
Non-GAAP Operating Earnings (1)	$1.94	$1.54	$1.36	$1.31	$1.28	(33.8)%	$5.02	$3.96	(21.0)%
Book value per common share	$25.00	$25.45	$16.64	$10.69	$4.84	(80.6)%	$25.00	$4.84	(80.6)%
Book value per common share (ex. AOCI)	$20.37	$20.33	$21.29	$25.41	$26.13	28.3%	$20.37	$26.13	28.3%

Weighted-average common shares outstanding:
Basic	411.3	400.4	388.6	378.9	374.5	(9.0)%	423.2	380.6	(10.1)%
Diluted	414.6	404.3	391.7	380.6	376.8	(9.1)%	423.2	382.9	(9.5)%

Ending common shares outstanding	404.7	391.2	384.2	376.8	370.0	(8.6)%	404.7	370.0	(8.6)%

Return to common shareholders:
Common stock dividend	$74	$72	$70	$75	$75		$224	$220
Repurchase of common shares (3)	460	468	279	220	200		1,169	699
Total capital returned to common shareholders	$534	$540	$349	$295	$275		$1,393	$919

Market Values:
S&P 500	4,308	4,766	4,530	3,785	3,586	(16.8)%	4,308	3,586	(16.8)%
US 10-Year Treasury	1.5%	1.5%	2.3%	3.0%	3.8%		1.5%	3.8%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Fourth quarter 2021 repurchase of common shares includes $112 million accelerated from first quarter 2022.

3Q 2022 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Revenues
Policy charges and fee income	$867	$882	$840	$813	$796	(8.2)%	$2,755	$2,449	(11.1)%
Premiums	230	231	247	238	259	12.6%	729	744	2.1%
Net derivative gains (losses)	(185)	(535)	821	2,229	68	136.8%	(3,930)	3,118	179.3%
Net investment income (loss)	997	932	804	711	842	(15.5)%	2,914	2,357	(19.1)%
Investment gains (losses), net	163	101	(326)	(232)	(332)	(303.7)%	767	(890)	(216.0)%
Investment management and service fees	1,323	1,497	1,355	1,197	1,179	(10.9)%	3,898	3,731	(4.3)%
Other income	220	210	203	212	197	(10.5)%	585	612	4.6%
Total revenues	3,615	3,318	3,944	5,168	3,009	(16.8)%	7,718	12,121	57.0%

Benefits and other deductions
Policyholders’ benefits	751	700	1,060	914	625	(16.8)%	2,518	2,599	3.2%
Interest credited to policyholders’ account balances	305	314	315	309	378	23.9%	905	1,002	10.7%
Compensation and benefits	614	598	595	518	566	(7.8)%	1,762	1,679	(4.7)%
Commissions and distribution related payments	436	447	422	394	368	(15.6)%	1,215	1,184	(2.6)%
Interest expense	59	60	47	50	51	(13.6)%	184	148	(19.6)%
Amortization of deferred policy acquisition costs	64	136	181	160	105	64.1%	257	446	73.5%
Other operating costs and expenses	456	598	537	583	497	9.0%	1,511	1,617	7.0%
Total benefits and other deductions	2,685	2,853	3,157	2,928	2,590	(3.5)%	8,352	8,675	3.9%

Income (loss) from operations, before income taxes	930	465	787	2,240	419	(54.9)%	(634)	3,446	643.5%
Income tax (expense) benefit	(165)	(77)	(148)	(467)	(92)	44.2%	222	(707)	(418.5)%
Net income (loss)	765	388	639	1,773	327	(57.3)%	(412)	2,739	764.8%
Less: net (income) loss attributable to the noncontrolling interest	(93)	(134)	(66)	(45)	(54)	41.9%	(281)	(165)	41.3%
Net income (loss) attributable to Holdings	$672	$254	$573	$1,728	$273	(59.4)%	$(693)	$2,574	471.4%
Less: Preferred stock dividends	(14)	(26)	(14)	(26)	(14)	—%	(53)	(54)	(1.9)%
Net income (loss) available to Holdings' common shareholders	$658	$228	$559	$1,702	$259	(60.6)%	$(746)	$2,520	437.8%

Adjustments related to:
Variable annuity product features	$172	$513	$(601)	$(1,924)	$(114)		$3,632	$(2,639)
Investment gains (losses), net	(164)	(100)	326	231	333		(767)	890
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	33	19	19	19		87	57
Other adjustments (1) (2) (3)	141	45	220	148	39		672	407
Income tax (expense) benefit related to above adjustments	(35)	(103)	8	321	(59)		(761)	270
Non-recurring tax items	5	7	3	3	7		6	13
Non-GAAP Operating earnings (4)	$818	$649	$548	$526	$498		$2,176	$1,572

Notes:
(1) Includes Separation Costs of $25 million and $62 million for the three months and nine months ended September 30, 2021, respectively. Separation costs were completed during 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation of $2 million and $0 million, $168 million and $180 million for the three and nine months ended September 30, 2022 and 2021, respectively. Includes policyholder benefit costs of $0 million and $75 million for the three and nine months ended September 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(3) Includes Non-GMxB related derivative hedge losses of ($28) million, ($4) million, ($68) million and $140 million for the three and nine months ended September 30, 2022 and 2021, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial
and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2022 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Assets
Total investments	$102,007	$105,111	$98,776	$93,216	$92,517
Cash and cash equivalents	5,255	5,188	5,713	5,109	4,139
Cash and securities segregated, at fair value	909	1,504	1,693	1,747	1,335
Broker-dealer related receivables	2,639	2,599	2,744	2,666	2,539
Deferred policy acquisition costs	5,366	5,491	6,592	7,541	8,244
Goodwill and other intangible assets, net	4,734	4,728	4,723	4,721	5,635
Amounts due from reinsurers	14,801	14,679	14,060	13,758	13,378
GMIB reinsurance contract asset, at fair value	1,937	1,848	1,582	1,498	1,289
Current and deferred income taxes	293	195	1,111	1,674	2,222
Other assets	4,545	3,613	3,852	4,787	4,680
Separate Accounts assets	142,093	147,306	136,812	116,765	109,622
Total assets	$284,579	$292,262	$277,658	$253,482	$245,600

Liabilities
Policyholders’ account balances	$75,909	$79,357	$79,549	$78,766	$79,999
Future policy benefits and other policyholders’ liabilities	37,184	36,717	35,165	34,717	34,225
Broker-dealer related payables	1,087	1,283	1,992	612	607
Customers related payables	3,153	3,600	3,684	3,821	3,361
Amounts due to reinsurers	1,466	1,381	1,331	1,353	1,348
Short-term and long-term debt	3,839	3,931	4,044	4,085	4,088
Income taxes payable	—	—	—	—	—
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,190	1,191	1,182	1,150	1,165
Other liabilities	5,343	3,933	4,030	4,866	5,998
Separate Accounts liabilities	142,093	147,306	136,812	116,765	109,622
Total liabilities	271,264	278,699	267,789	246,135	240,413
Redeemable noncontrolling interest	143	468	386	348	354

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	5	4	4	4	4
Additional paid-in capital	1,917	1,919	1,933	1,918	2,027
Treasury shares	(2,537)	(2,850)	(3,070)	(3,065)	(3,202)
Retained earnings	8,857	8,880	9,312	10,718	10,839
Accumulated other comprehensive income (loss)	1,876	2,004	(1,787)	(5,548)	(7,876)
Total equity attributable to Holdings	11,680	11,519	7,954	5,589	3,354
Noncontrolling interest	1,492	1,576	1,529	1,410	1,479
Total equity	13,172	13,095	9,483	6,999	4,833
Total liabilities, redeemable noncontrolling interest and equity	$284,579	$292,262	$277,658	$253,482	$245,600

3Q 2022 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$—
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	1	92	204	245	248
Senior Notes (3.9%, due 2023)					519
Total short-term debt	1	92	204	245	767

Total long-term debt	3,838	3,839	3,840	3,840	3,321

Total short-term and long-term debt: [A]	$3,839	$3,931	$4,044	$4,085	$4,088

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	$5	$4	$4	$4	$4
Additional paid-in capital	1,917	1,919	1,933	1,918	2,027
Treasury stock, at cost	(2,537)	(2,850)	(3,070)	(3,065)	(3,202)
Retained earnings	8,857	8,880	9,312	10,718	10,839
Accumulated other comprehensive income (loss)	1,876	2,004	(1,787)	(5,548)	(7,876)
Total equity attributable to Holdings	11,680	11,519	7,954	5,589	3,354
Noncontrolling interest	1,492	1,576	1,529	1,410	1,479
Total equity	$13,172	$13,095	$9,483	$6,999	$4,833

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,804	$9,515	$9,741	$11,137	$11,230

Capital:
Total capitalization (3)	$15,518	$15,358	$11,794	$9,429	$7,194
Total capitalization (ex. AOCI): [A+B] (3)	$13,642	$13,354	$13,581	$14,977	$15,070

Debt to capital:
Debt to capital (ex. AOCI) (2)	28.1%	28.7%	28.3%	25.6%	25.5%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	420.2	404.7	391.2	384.2	376.8
Repurchases	—	(9.6)	(7.9)	—	(4.7)
Retirements	(15.6)	(4.0)	(0.7)	(7.6)	(2.3)
Issuances	0.1	0.1	1.6	0.2	0.2
Ending basic common shares outstanding	404.7	391.2	384.2	376.8	370.0
Total potentially dilutive shares	—	—	3.1	2.3	2.3
Ending common shares outstanding - maximum potential dilution	404.7	391.2	387.3	379.1	372.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

3Q 2022 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended September 30, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$385	$80	$—	$505	$85	$1,055
Net investment income (loss)	348	160	(9)	236	149	884
Net derivative gains (losses)	140	(11)	15	(13)	15	146
Investment management, service fees and other income	144	60	990	63	114	1,371
Segment revenues	1,017	289	996	791	363	3,456
Benefits and other deductions
Policyholders’ benefits	300	—	—	414	160	874
Interest credited to policyholders’ account balances	101	79	—	130	68	378
Commissions and distribution related payments	61	12	152	46	97	368
Amortization of deferred policy acquisition costs	109	(20)	—	14	(18)	85
Compensation, benefits and other operating costs and expenses	105	47	636	96	93	977
Interest expense and financing fees	—	1	5	—	51	57
Segment benefits and other deductions	676	119	793	700	451	2,739
Operating earnings (loss), before income taxes	341	170	203	91	(89)	717
Income Taxes	(71)	(36)	(35)	(19)	19	(142)
Operating earnings (loss), before noncontrolling interest	270	134	168	72	(70)	575
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	(2)	(77)
Operating earnings (loss)	$270	$134	$94	$72	$(72)	$498

	Three Months Ended September 30, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$439	$96	$—	$482	$80	$1,097
Net investment income (loss)	296	189	(2)	294	270	1,047
Net derivative gains (losses)	77	(11)	2	(7)	3	64
Investment Management, service fees and other income	186	69	1,093	69	126	1,543
Segment revenues	998	343	1,093	838	479	3,751
Benefits and other deductions
Policyholders’ benefits	272	—	—	392	164	828
Interest credited to policyholders’ account balances	70	77	—	126	32	305
Commissions and distribution related payments	89	12	187	44	104	436
Amortization of deferred policy acquisition costs	88	(24)	—	4	(13)	55
Compensation, benefits and other operating costs and expenses	96	45	622	78	112	953
Interest Expense and Financing Fees	—	—	—	—	65	65
Segment benefits and other deductions	615	110	809	644	464	2,642
Operating earnings (loss), before income taxes	383	233	284	194	15	1,109
Income Taxes	(67)	(41)	(49)	(34)	1	(190)
Operating earnings (loss), before noncontrolling interest	316	192	235	160	16	919
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(101)	—	—	(101)
Operating earnings (loss)	$316	$192	$134	$160	$16	$818

3Q 2022 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Nine Months Ended September 30, 2022
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,152	$257	$—	$1,544	$240	$3,193
Net investment income (loss)	933	503	(58)	760	433	2,571
Net derivative gains (losses)	514	(23)	57	(18)	48	578
Investment Management, service fees and other income	462	187	3,135	192	366	4,342
Segment revenues	3,061	924	3,134	2,478	1,087	10,684
Benefits and other deductions
Policyholders’ benefits	998	—	—	1,364	452	2,814
Interest credited to policyholders’ account balances	255	229	—	380	138	1,002
Commissions and distribution related payments	208	43	487	132	314	1,184
Amortization of deferred policy acquisition costs	292	3	—	78	1	374
Compensation, benefits and other operating costs and expenses	272	134	1,930	266	301	2,903
Interest expense and financing fees	—	1	9	—	156	166
Segment benefits and other deductions	2,025	410	2,426	2,220	1,362	8,443
Operating earnings (loss), before income taxes	1,036	514	708	258	(275)	2,241
Income Taxes	(199)	(99)	(121)	(50)	55	(414)
Operating earnings (loss), before noncontrolling interest	837	415	587	208	(220)	1,827
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(257)	—	2	(255)
Operating earnings (loss)	$837	$415	$330	$208	$(218)	$1,572

	Nine Months Ended September 30, 2021
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,457	$273	$—	$1,493	$261	$3,484
Net investment income (loss)	972	564	10	827	613	2,986
Net derivative gains (losses)	(51)	(16)	(7)	(18)	(22)	(114)
Investment Management, service fees and other income	579	197	3,166	194	347	4,483
Segment revenues	2,957	1,018	3,169	2,496	1,199	10,839
Benefits and other deductions
Policyholders’ benefits	641	—	—	1,370	485	2,496
Interest credited to policyholders’ account balances	205	227	—	383	90	905
Commissions and distribution related payments	245	41	517	120	292	1,215
Amortization of deferred policy acquisition costs	239	(11)	—	63	(16)	275
Compensation, benefits and other operating costs and expenses	307	140	1,831	241	257	2,776
Interest Expense and Financing Fees	—	—	1	—	180	181
Segment benefits and other deductions	1,637	397	2,349	2,177	1,288	7,848
Operating earnings (loss), before income taxes	1,320	621	820	319	(89)	2,991
Income Taxes	(227)	(107)	(142)	(55)	14	(517)
Operating earnings (loss), before noncontrolling interest	1,093	514	678	264	(75)	2,474
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(297)	—	(1)	(298)
Operating earnings (loss)	$1,093	$514	$381	$264	$(76)	$2,176

3Q 2022 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Assets Under Management

AB AUM
Total AB	$742.2	$778.6	$735.4	$646.8	$612.7
Exclusion for General Account and other Affiliated Accounts	(77.7)	(79.7)	(75.1)	(69.4)	(66.8)
Exclusion for Separate Accounts	(43.5)	(48.8)	(45.3)	(38.4)	(36.1)
AB third party	$621.0	$650.1	$615.0	$539.0	$509.8

Total company AUM
AB third party	$621.0	$650.1	$615.0	$539.0	$509.8
General Account and other Affiliated Accounts (1) (3)	107.3	110.3	104.5	98.3	96.7
Separate Accounts (2) (3)	142.1	147.3	136.8	116.8	109.6
Total AUM	$870.4	$907.7	$856.3	$754.1	$716.1

Total Assets Under Administration (AUA) (4)	$77.4	$83.3	$79.3	$70.8	$68.8

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,263	4,382	4,252	4,166	4,129

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, Separate Account and General Account AUM is inclusive of $16.3 billion, $64 million, $16.6 billion, $61 million, $15.1 billion, $60 million, $12.7 billion, $60 million, $11.7 billion and $58 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(4) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

3Q 2022 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,801	$3,043	$2,802	$3,054	$3,003	7.2%	$7,940	$8,859	11.6%
Renewal premium and deposits	83	68	84	89	111	34.3%	256	284	10.9%
Total Gross Premiums	$2,884	$3,111	$2,886	$3,143	$3,114	8.0%	$8,196	$9,143	11.6%

Group Retirement
First year premiums and deposits	$364	$452	$879	$476	$371	1.8%	$1,049	$1,726	64.6%
Renewal premium and deposits	485	626	623	657	490	1.1%	1,712	1,770	3.4%
Total Gross Premiums	$849	$1,078	$1,502	$1,133	$861	1.4%	$2,761	$3,496	26.6%

Protection Solutions
First year premiums and deposits	$95	$133	$116	$99	$101	6.8%	$293	$316	8.0%
Renewal premium and deposits (1)	659	668	662	661	668	1.3%	1,971	1,991	1.0%
Total Gross Premiums (1)	$754	$801	$778	$760	$769	2.0%	$2,264	$2,307	1.9%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$2.6	$6.6	$14.3	$3.3	$1.9	(26.9)%	$25.1	$19.5	(22.3)%
Retail	25.6	27.6	20.6	17.3	13.8	(46.1)%	72.4	51.7	(28.6)%
Private Wealth	4.1	5.2	6.0	3.3	4.1	—%	13.1	13.4	2.3%
Firmwide Gross Sales	$32.3	$39.4	$40.9	$23.9	$19.8	(38.7)%	$110.6	$84.6	(23.5)%

Gross sales by investment service
Equity Active	$17.2	$21.8	$17.3	$11.4	$8.0	(53.5)%	$51.1	$36.7	(28.2)%
Equity Passive (2) (4)	0.5	0.3	0.2	1.1	0.4	(20.0)%	1.1	1.6	45.5%
Fixed Income - Taxable	8.8	7.4	7.1	4.0	6.1	(30.7)%	37.5	17.2	(54.1)%
Fixed Income - Tax-Exempt	3.3	3.6	4.0	5.2	3.2	(3.0)%	9.9	12.4	25.3%
Fixed Income Passive (2)	0.4	3.4	(0.1)	—	—	(100.0)%	1.2	(0.1)	(108.3)%
Alternatives/Multi-Asset Solutions (3) (4)	2.1	2.9	12.4	2.2	2.1	—%	9.8	16.8	71.4%
Firmwide Gross Sales	$32.3	$39.4	$40.9	$23.9	$19.8	(38.7)%	$110.6	$84.6	(23.5)%

Notes:

(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services
(4) AB line item does not cross foot for the nine months ended 2022 due to rounding.

3Q 2022 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

3Q 2022 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Revenues
Policy charges, fee income and premiums	$439	$410	$394	$373	$385	(12.3)%	$1,457	$1,152	(20.9)%
Net investment income (loss)	296	315	297	288	348	17.6%	972	933	(4.0)%
Net derivative gains (losses)	77	(77)	164	210	140	81.8%	(51)	514	N/M
Investment management, service fees and other income	186	180	167	151	144	(22.6)%	579	462	(20.2)%
Segment revenues	998	828	1,022	1,022	1,017	1.9%	2,957	3,061	3.5%

Benefits and other deductions
Policyholders’ benefits	272	79	324	374	300	10.3%	641	998	55.7%
Interest credited to policyholders’ account balances	70	71	76	78	101	44.3%	205	255	24.4%
Commissions and distribution-related payments	89	83	80	67	61	(31.5)%	245	208	(15.1)%
Amortization of deferred policy acquisition costs	88	64	97	86	109	23.9%	239	292	22.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	96	104	88	79	105	9.4%	307	272	(11.4)%
Segment benefits and other deductions	615	401	665	684	676	9.9%	1,637	2,025	23.7%

Operating earnings (loss), before income taxes	383	427	357	338	341	(11.0)%	1,320	1,036	(21.5)%
Income taxes	(67)	(76)	(64)	(64)	(71)	(6.0)%	(227)	(199)	12.3%
Operating earnings (loss), before noncontrolling interest	316	351	293	274	270	(14.6)%	1,093	837	(23.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$316	$351	$293	$274	$270	(14.6)%	$1,093	$837	(23.4)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,535	$1,444	$1,374	$1,234	$1,188	(22.6)%	$1,535	$1,188	(22.6)%

Average Account Value (TTM)	$113,580	$112,208	$108,605	$105,062	$100,765	(11.3)%	$113,580	$100,765	(11.3)%

Return on assets (TTM)	1.61%	1.56%	1.54%	1.43%	1.45%		1.61%	1.45%

Net flows (1)
Current Product Offering	$702	$574	$665	$1,166	$1,263	80.0%	$2,023	$3,094	52.9%
Legacy	(689)	(787)	(613)	(532)	(498)	27.7%	(2,704)	(1,643)	39.2%
Net flows	$13	$(213)	$52	$634	$765	N/M	$(681)	$1,451	313.0%

First year premiums and deposits	$2,801	$3,043	$2,802	$3,054	$3,003	7.2%	$7,940	$8,859	11.6%

In-force Policy Count by Product (in thousands) (2):
Current Product Offering	568	571	573	578	583		568	583
Legacy	322	318	313	308	303		322	303
Total	890	889	886	886	886		890	886

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and for the nine months ended September 30, 2021 and 2022 were $(322) million, $(388) million, $(316) million, $(266) million, $(258) million, $(442) million and $(840) million, respectively.
(2) As of September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022, In-force Policy Count by Product presented on a gross basis includes 107 thousand, 106 thousand, 104 thousand, 102 thousand and 101 thousand ceded policies, respectively, related to the Venerable transaction.
-

3Q 2022 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,910	$2,060	$1,926	$2,183	$2,038	$5,567	$6,147
Retirement Cornerstone	531	597	481	390	421	1,354	1,292
Investment Edge	274	289	241	289	271	759	801
Other	86	97	154	192	273	260	619
Total First Year Premiums and Deposits	$2,801	$3,043	$2,802	$3,054	$3,003	$7,940	$8,859

First Year Premiums and Deposits by Guarantee:
Non-GMxB	$2,186	$2,375	$2,231	$2,517	$2,357	$6,273	$7,105
ROP death benefit only	160	161	109	81	72	542	262
Total non-GMxB & ROP death benefit only	2,346	2,536	2,340	2,598	2,429	6,815	7,367
Floating rate GMxB	455	500	395	332	370	1,123	1,097
Fixed rate GMxB	—	1	—	—	—	2	—
Other	—	6	67	124	204	—	395
Total First Year Premiums and Deposits	$2,801	$3,043	$2,802	$3,054	$3,003	$7,940	$8,859

Account Values
General Account:
Balance as of beginning of period	$34,090	$35,590	$37,698	$37,874	$35,574	$30,783	$37,698
Gross premiums and deposits (5)	2,137	1,898	1,831	2,221	2,163	5,285	6,215
Surrenders, withdrawals and benefits	(847)	(1,015)	(933)	(851)	(758)	(2,318)	(2,542)
Net flows (1)	1,290	883	898	1,370	1,405	2,967	3,673
Investment performance, interest credited and policy charges (1)	248	1,225	(722)	(3,670)	(1,470)	1,937	(5,862)
Ceded to Venerable (2)	—	—	—	—	—	(61)	—
Other (3) (4)	(38)	—	—	—	—	(36)	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$35,590	$37,698	$37,874	$35,574	$35,509	$35,590	$35,509
Separate Accounts:
Balance as of beginning of period	$74,345	$72,123	$74,206	$68,495	$58,689	$86,607	$74,206
Gross premiums and deposits (5)	711	1,214	1,027	903	920	2,853	2,850
Surrenders, withdrawals and benefits	(1,988)	(2,310)	(1,873)	(1,639)	(1,560)	(6,501)	(5,072)
Net flows (1)	(1,277)	(1,096)	(846)	(736)	(640)	(3,648)	(2,222)
Investment performance, interest credited and policy charges (1)	(945)	3,179	(4,865)	(9,070)	(3,036)	5,975	(16,971)
Ceded to Venerable (2)	—	—	—	—	—	(16,866)	—
Other (3) (4)	—	—	—	—	—	55	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$72,123	$74,206	$68,495	$58,689	$55,013	$72,123	$55,013
Total:
Balance as of beginning of period	$108,435	$107,713	$111,904	$106,369	$94,263	$117,390	$111,904
Gross premiums and deposits (5)	2,848	3,111	2,858	3,124	3,083	8,138	9,065
Surrenders, withdrawals and benefits	(2,835)	(3,324)	(2,806)	(2,490)	(2,318)	(8,819)	(7,614)
Net flows (1)	13	(213)	52	634	765	(681)	1,451
Investment performance, interest credited and policy charges (1)	(697)	4,404	(5,587)	(12,740)	(4,506)	7,912	(22,833)
Ceded to Venerable (2)	—	—	—	—	—	(16,927)	—
Other (3) (4)	(38)	—	—	—	—	19	—
Balance as of end of period	$107,713	$111,904	$106,369	$94,263	$90,522	$107,713	$90,522

Net Amount at Risk (NAR)
Total GMIB NAR	$4,119	$3,910	$3,727	$4,232	$3,553	$4,119	$3,553
Total GMDB NAR	9,569	8,987	10,856	15,214	17,011	9,569	17,011
Reserves (Net of Reinsurance)
GMIB Reserves	$4,913	$4,613	$4,149	$3,977	$3,865	$4,913	$3,865
GMDB Reserves	2,765	2,737	2,792	2,824	2,965	2,765	2,965
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$7,678	$7,350	$6,941	$6,801	$6,830	$7,678	$6,830
Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, September 30, 2022 and for the nine months ended September 30, 2021 and 2022 were $(322) million, $(388) million, $(316) million, $(266) million, $(258) million, $(442) million and $(840) million, respectively. Investment performance, interest credited and policy charges of $(273) million, $714 million, $(1.2) billion, $(2.2) billion, $(721) million, $(125) million and $(4.1) billion, for the three months ended September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022 and September 30, 2022 and for the nine months ended September 30, 2021 and 2022, respectively, are not included as it excludes activity related to ceded AV to Venerable.

3Q 2022 Financial Supplement	14

(2) Effective June 1, 2021, AV excludes activity related to ceded AV to Venerable. In addition, roll-forward reflects the AV ceded to Venerable as of the transaction date. For additional information on the Venerable transaction see Note 1 of the Notes to Consolidated Financial Statements within the 10-Q.
(3) For the three months ended September 30, 2021, amounts reflect ($38) million transfer of policyholders account balances to future policyholder benefits and other policyholders liabilities related to structured settlement contracts.
(4) For the three months ended June 30, 2021, amounts reflect $57 million of AV transfer of a closed block of GMxB business from GR to IR.
(5) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

3Q 2022 Financial Supplement	15

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Revenues
Policy charges, fee income and premiums	$96	$98	$94	$83	$80	(16.7)%	$273	$257	(5.9)%
Net investment income (loss)	189	188	180	163	160	(15.3)%	564	503	(10.8)%
Net derivative gains (losses)	(11)	(3)	(5)	(7)	(11)	—%	(16)	(23)	(43.8)%
Investment management, service fees and other income	69	71	65	62	60	(13.0)%	197	187	(5.1)%
Segment revenues	343	354	334	301	289	(15.7)%	1,018	924	(9.2)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	77	76	78	72	79	2.6%	227	229	0.9%
Commissions and distribution-related payments	12	15	15	16	12	—%	41	43	4.9%
Amortization of deferred policy acquisition costs	(24)	11	16	7	(20)	16.7%	(11)	3	127.3%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	45	108	42	45	47	4.4%	140	134	(4.3)%
Segment benefits and other deductions	110	210	151	140	119	8.2%	397	410	3.3%

Operating earnings (loss), before income taxes	233	144	183	161	170	(27.0)%	621	514	(17.2)%
Income taxes	(41)	(27)	(33)	(30)	(36)	12.2%	(107)	(99)	7.5%
Operating earnings (loss), before noncontrolling interest	192	117	150	131	134	(30.2)%	514	415	(19.3)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$192	$117	$150	$131	$134	(30.2)%	$514	$415	(19.3)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$680	$631	$630	$590	$532	(21.8)	$680	$532	(21.8)%

Average Account Value (TTM) (1)	$44,812	$46,075	$46,515	$45,232	$43,680	(2.5)%	$44,812	$43,680	(2.5)%

Return on assets (TTM) (1)	1.81%	1.66%	1.65%	1.59%	1.51%		1.81%	1.51%

Net flows	$(135)	$(109)	$523	$144	$(57)	57.8%	$(70)	$610	973.1%

Gross premiums and deposits	$849	$1,078	$1,502	$1,133	$861	1.4%	$2,761	$3,496	26.6%

Notes:
(1) Amounts revised to include Mutual Fund AUA balances. Impact to average account value TTM for March 31 2021, June 30 2021, September 30 2021 and December 31 2021 are: $(260) million, $(307) million, $(343) million and $(383) million, respectively, and an impact on return on assets of (0.01)% per aforementioned periods.

3Q 2022 Financial Supplement	16

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022

Sales Metrics
Gross premiums and deposits: (1)
First-year premiums and deposits	$364	$452	$879	$476	$371	$1,049	$1,726
Renewal premiums and deposits	485	626	623	657	490	1,712	1,770
Group Retirement premiums and deposits	$849	$1,078	$1,502	$1,133	$861	$2,761	$3,496

Gross premiums and deposits by market: (1)
Tax-exempt	$228	$346	$219	$231	$293	$671	$743
Corporate	128	97	89	62	69	354	220
Institutional	2	2	565	179	3	7	747
Other	6	7	6	4	6	17	16
Total First Year Premiums and Deposits	364	452	879	476	371	1,049	1,726
Tax-exempt	355	491	468	518	364	1,298	1,350
Corporate	91	92	103	94	93	281	290
Institutional	—	—	—	—	—	—	—
Other	39	43	52	45	33	133	130
Total renewal premiums and deposits	485	626	623	657	490	1,712	1,770
Group Retirement premiums and deposits by market	$849	$1,078	$1,502	$1,133	$861	$2,761	$3,496

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$12,983	$13,042	$13,046	$13,171	$13,240	$12,826	$13,046
Gross premiums and deposits	253	289	329	299	242	766	870
Surrenders, withdrawals and benefits	(276)	(373)	(270)	(256)	(304)	(805)	(830)
Net flows	(23)	(84)	59	43	(62)	(39)	40
Investment performance, interest credited and policy charges	82	88	66	26	56	257	148
Other (2)	—	—	—	—	—	(2)	—
Balance as of end of period	$13,042	$13,046	$13,171	$13,240	$13,234	$13,042	$13,234

Separate Accounts and Mutual Funds (3) (4) (5)
Balance as of beginning of period	$33,316	$32,875	$34,763	$32,864	$27,927	$29,930	$34,763
Gross premiums and deposits	596	789	1,173	834	619	1,995	2,626
Surrenders, withdrawals and benefits	(708)	(814)	(709)	(733)	(614)	(2,026)	(2,056)
Net flows	(112)	(25)	464	101	5	(31)	570
Investment performance, interest credited and policy charges	(329)	1,913	(2,363)	(5,038)	(1,456)	3,031	(8,857)
Other (2)	—	—	—	—	—	(55)	—
Balance as of end of period	$32,875	$34,763	$32,864	$27,927	$26,476	$32,875	$26,476

Total: (3) (4)
Balance as of beginning of period	$46,299	$45,917	$47,809	$46,035	$41,167	$42,756	$47,809
Gross premiums and deposits	849	1,078	1,502	1,133	861	2,761	3,496
Surrenders, withdrawals and benefits	(984)	(1,187)	(979)	(989)	(918)	(2,831)	(2,886)
Net flows	(135)	(109)	523	144	(57)	(70)	610
Investment performance, interest credited and policy charges	(247)	2,001	(2,297)	(5,012)	(1,400)	3,288	(8,709)
Other (2)	—	—	—	—	—	(57)	—
Balance as of end of period	$45,917	$47,809	$46,035	$41,167	$39,710	$45,917	$39,710
Notes:
(1) Includes both AUM and AUA. Prior period amounts related to the premiums and deposits were revised to include Mutual Fund AUA. Gross premium and deposits revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $52 million, $17 million, and $120 million, respectively.

(2) For the nine months ended September 30, 2021, amounts reflect AV transfer of GMxB closed block business from GR to IR.

3Q 2022 Financial Supplement	17

(3) Prior period amounts related to the net flows were revised to include Mutual Fund AUA. Net Flow revisions for the discrete periods of June 30, 2021, September 30, 2021 and December 31, 2021 are $33 million, $1 million and $80 million, respectively.

(4) Prior period amounts related to Investment performance, interest credited and policy charges were revised to include Mutual Fund AUA. Investment performance, interest credited and policy charges revisions for the discrete periods of March 31, 2021, June 30, 2021, September 30, 2021 and December 31, 2021 are $11 million, $19 million, ($3 million) and $3 million, respectively.

(5) June 30, 2021 beginning balance revision of $297 million to reflect inclusion of December 31, 2020 year-end Mutual Fund AUA ending balance.

3Q 2022 Financial Supplement	18

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Revenues
Net investment income (loss)	$(2)	$3	$(23)	$(26)	$(9)	(350.0)%	$10	$(58)	(680.0)%
Net derivative gains (losses)	2	(6)	20	22	15	650.0%	(7)	57	914.3%
Investment management, service fees and other income	1,093	1,264	1,138	1,007	990	(9.4)%	3,166	3,135	(1.0)%
Segment Revenues	1,093	1,261	1,135	1,003	996	(8.8)%	3,169	3,134	(1.1)%

Benefits and other deductions
Commissions and distribution-related payments	187	191	176	159	152	(18.7)%	517	487	(5.8)%
Compensation, benefits and other operating costs and expenses	622	676	675	619	636	2.3%	1,831	1,930	5.4%
Interest expense and financing fees	—	4	—	4	5	100.0%	1	9	800.0%
Total benefits and other deductions	809	871	851	782	793	(2.0)%	2,349	2,426	3.3%

Operating earnings (loss), before income taxes	284	390	284	221	203	(28.3)%	820	708	(13.7)%
Income taxes	(49)	(66)	(46)	(40)	(35)	28.6%	(142)	(121)	14.8%
Operating earnings (loss), before noncontrolling interest	235	324	238	181	168	(28.3)%	678	587	(13.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(101)	(141)	(102)	(80)	(75)	26.1%	(297)	(257)	13.6%
Operating earnings (loss)	$134	$183	$136	$101	$94	(30.0)%	$381	$330	(13.3)%

Summary Metrics

Adjusted operating margin (1)	31.8%	38.5%	31.5%	27.7%	25.1%		31.7%	28.2%

Net flows (in billions USD) (2)	$7.2	$7.4	$11.4	$(2.7)	$(10.5)		$18.7	$(1.8)

Total AUM (in billions USD)	$742.2	$778.6	$735.4	$646.8	$612.7		$742.2	$612.7

Ownership Structure of AB

Holdings and its subsidiaries	63.2%	63.0%	63.0%	63.5%	62.8%		63.2%	62.8%
AB Holding	36.1%	36.2%	36.3%	35.7%	36.5%		36.1%	36.5%
Unaffiliated holders	0.7%	0.8%	0.7%	0.8%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	64.7%	64.5%	64.5%	65.0%	64.3%		64.7%	64.3%
EQH average economic interest	64.6%	64.7%	64.5%	64.8%	64.3%		64.4%	64.5%

Units of limited partnership outstanding (in millions)	270.9	271.5	271.8	269.4	272.6		270.9	272.6
Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.
(2) Discrete quarterly outflows related to AXA's redemptions for periods presented were $0.6 billion and $3.9 billion for the second and third quarter of 2022, respectively.

3Q 2022 Financial Supplement	19

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

AUM Roll-forward
Balance as of beginning of period	$738.4	$742.2	$778.6	$735.4	$646.8
Sales/new accounts	32.3	39.4	40.9	23.9	19.8
Redemptions/terminations	(21.5)	(25.7)	(24.6)	(22.6)	(24.9)
Cash flow/unreinvested dividends	(3.6)	(6.3)	(4.9)	(4.0)	(5.4)
Net long-term (outflows) inflows (5)	7.2	7.4	11.4	(2.7)	(10.5)
Adjustment (3)	—	—	—	(0.4)	—
Acquisition (4)	—	—	—	—	12.2
Market appreciation (depreciation)	(3.4)	29.0	(54.6)	(85.5)	(35.8)
Net change	3.8	36.4	(43.2)	(88.6)	(34.1)
Balance as of end of period	$742.2	$778.6	$735.4	$646.8	$612.7

Ending Assets by distribution channel
Institutions	$327.5	$337.1	$325.9	$290.5	$279.4
Retail	298.8	319.9	292.6	251.0	232.3
Private Wealth	115.9	121.6	116.9	105.3	101.0
Total	$742.2	$778.6	$735.4	$646.8	$612.7

Ending Assets by investment service
Equity
Actively Managed	$260.3	$287.6	$265.2	$223.2	$202.9
Passively Managed (1)	69.1	71.6	66.2	55.7	52.1
Total Equity	$329.4	$359.2	$331.4	$278.9	$255.0
Fixed Income
Actively Managed	$306.2	$303.4	$280.8	$254.7	$239.1
Passively Managed (1)	9.5	13.2	12.7	12.3	9.5
Total Fixed Income	315.7	316.6	293.5	267.0	248.6
Total Alternatives/Multi-Asset Solutions (2)	97.1	102.8	110.5	100.9	109.1
Total	$742.2	$778.6	$735.4	$646.8	$612.7

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Approximately $0.4 billion of Institutional AUM was removed from our total assets under management during the second quarter of 2022 due to a change in the fee structure.
(4) The CarVal acquisition added approximately $12.2 billion of Institutional AUM in the third quarter of 2022.
(5) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.

3Q 2022 Financial Supplement	20

Investment Management and Research - Net Flows
	For the Three Months Ended					Nine Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022
Net Flows by Distribution Channel
Institutions
US	$1.8	$(2.0)	$0.4	$0.6	$(0.6)	$(1.7)	$0.4
Global and Non-US	(1.6)	2.4	9.8	0.1	(5.7)	3.7	4.2
Total Institutions	$0.2	$0.4	$10.2	$0.7	$(6.3)	$2.0	$4.6
Retail
US	$7.0	$9.4	$4.2	$2.3	$(0.3)	$15.9	$6.2
Global and Non-US (4)	(0.4)	(3.1)	(5.2)	(4.6)	(4.7)	(1.3)	(14.4)
Total Retail (4)	$6.6	$6.3	$(1.0)	$(2.3)	$(5.0)	$14.4	$(8.2)
Private Wealth
US (4)	$(0.3)	$(0.4)	$1.4	$(1.1)	$0.5	$(0.1)	$0.7
Global and Non-US	0.7	1.1	0.8	—	0.3	2.4	1.1
Total Private Wealth (4)	$0.4	$0.7	$2.2	$(1.1)	$0.8	$2.3	$1.8
Total Net Flows by Distribution Channel	$7.2	$7.4	$11.4	$(2.7)	$(10.5)	$18.7	$(1.8)
Net Flows by Investment Service
Equity Active
US	$4.7	$4.8	$4.7	$0.8	$(0.3)	$11.0	$5.2
Global and Non-US	0.1	3.1	(0.1)	(0.5)	(4.7)	3.1	(5.3)
Total Equity Active (4)	$4.8	$7.9	$4.6	$0.3	$(5.0)	$14.1	$(0.1)
Equity Passive (1)
US	$(0.5)	$(3.2)	$(0.7)	$0.5	$(0.2)	$(3.2)	$(0.4)
Global and Non-US (4)	0.2	(0.3)	(1.1)	(0.7)	(0.7)	(0.8)	(2.6)
Total Equity Passive (1) (4)	$(0.3)	$(3.5)	$(1.8)	$(0.2)	$(0.9)	$(4.0)	$(3.0)
Fixed Income - Taxable (3)
US	$2.2	$(0.9)	$0.3	$(1.3)	$(0.1)	$(0.1)	$(1.1)
Global and Non-US (4)	(2.1)	(3.1)	(5.0)	(4.3)	(3.5)	(5.8)	(12.9)
Total Fixed Income - Taxable (4)	$0.1	$(4.0)	$(4.7)	$(5.6)	$(3.6)	$(5.9)	$(14.0)
Fixed Income - Tax-Exempt
US (4)	$1.5	$1.4	$1.0	$0.6	$—	$4.6	$1.7
Global and Non-US	—	—	—	0.1	—	—	0.1
Total Fixed Income - Tax-Exempt (4)	$1.5	$1.4	$1.0	$0.7	$—	$4.6	$1.8
Fixed Income - Passive (1)
US	$0.3	$3.8	$(0.2)	$0.5	$(0.2)	$0.6	$0.1
Global and Non-US	(0.1)	(0.2)	0.6	0.2	(1.9)	0.7	(1.1)
Total Fixed Income - Passive (1)	$0.2	$3.6	$0.4	$0.7	$(2.1)	$1.3	$(1.0)
Alternatives/Multi-Asset Solutions (2)
US	$0.3	$1.1	$0.9	$0.5	$0.4	$1.0	$1.8
Global and Non-US (4)	0.6	0.9	11.0	0.9	0.7	7.6	12.7
Total Alternatives/Multi-Asset Solutions (2) (4)	$0.9	$2.0	$11.9	$1.4	$1.1	$8.6	$14.5
Total Net Flows by Investment Service	$7.2	$7.4	$11.4	$(2.7)	$(10.5)	$18.7	$(1.8)
Active vs. Passive Net Flows
Actively Managed
Equity (4)	$4.8	$7.9	$4.6	$0.3	$(5.0)	$14.1	$(0.1)
Fixed Income (3) (4)	1.6	(2.6)	(3.7)	(4.8)	(3.6)	(1.3)	(12.2)
Alternatives/Multi-Asset Solutions (2) (4)	0.3	1.1	11.3	1.1	0.8	7.1	13.3
Total	$6.7	$6.4	$12.2	$(3.4)	$(7.8)	$19.9	$1.0
Passively Managed (1)
Equity	$(0.3)	$(3.5)	$(1.8)	$(0.3)	$(0.9)	$(4.0)	$(3.0)
Fixed Income	0.2	3.6	0.4	0.7	(2.1)	1.3	(1.0)
Alternatives/Multi-Asset Solutions (2)	0.6	0.9	0.6	0.3	0.3	1.5	1.2
Total	$0.5	$1.0	$(0.8)	$0.7	$(2.7)	$(1.2)	$(2.8)
Total Active vs Passive Net Flows	$7.2	$7.4	$11.4	$(2.7)	$(10.5)	$18.7	$(1.8)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services
(3) Discrete quarterly outflows related to AXA's redemptions for periods presented were as follows: $0.6 billion for the second quarter of 2022 and $3.9 billion for the third quarter of 2022.
(4) AB line item does not cross foot for the nine months ended 2022 due to rounding.

3Q 2022 Financial Supplement	21

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	Change	9/30/2021	9/30/2022	Change

Revenues
Policy charges, fee income and premiums	$482	$523	$514	$525	$505	4.8%	$1,493	$1,544	3.4%
Net investment income (loss)	294	275	272	252	236	(19.7)%	827	760	(8.1)%
Net derivative gains (losses)	(7)	(2)	—	(5)	(13)	(85.7)%	(18)	(18)	—%
Investment management, service fees and other income	69	66	65	64	63	(8.7)%	194	192	(1.0)%
Segment revenues	838	862	851	836	791	(5.6)%	2,496	2,478	(0.7)%

Benefits and other deductions
Policyholders’ benefits	392	480	521	429	414	5.6%	1,370	1,364	(0.4)%
Interest credited to policyholders’ account balances	126	133	128	122	130	3.2%	383	380	(0.8)%
Commissions and distribution-related payments	44	50	41	45	46	4.5%	120	132	10.0%
Amortization of deferred policy acquisition costs	4	30	35	29	14	250.0%	63	78	23.8%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	78	104	84	86	96	23.1%	241	266	10.4%
Segment benefits and other deductions	644	797	809	711	700	8.7%	2,177	2,220	2.0%

Operating earnings (loss), before income taxes	194	65	42	125	91	(53.1)%	319	258	(19.1)%
Income taxes	(34)	(12)	(7)	(24)	(19)	44.1%	(55)	(50)	9.1%
Operating earnings (loss), before noncontrolling interest	160	53	35	101	72	(55.0)%	264	208	(21.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$160	$53	$35	$101	$72	(55.0)%	$264	$208	(21.2)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$322	$317	$311	$349	$261	(18.9)%	$322	$261	(18.9)%

Benefit ratio	61.8%	71.1%	76.3%	65.9%	68.8%		70.2%	70.4%

Gross written premiums (1)	$754	$801	$778	$760	$769	2.0%	$2,264	$2,307	1.9%

Annualized premiums	$67	$84	$77	$67	$74	9.8%	$203	$218	7.3%

Total in-force face amount (in billions USD) (2)	$422.4	$423.2	$421.8	$420.6	$418.3	(1.0)%	$422.4	$418.3	(1.0)%

Notes:
(1) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals. This resulted in a change for gross written premiums from $1,033 to $778.
(2) Total in-force face amount presented on a gross basis including ceded policies.

3Q 2022 Financial Supplement	22

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	7	7	6	4	4	38	14
Variable Universal Life	66	102	85	76	71	185	232
Term	3	4	4	3	3	12	10
Employee Benefits	18	20	21	16	23	57	60
Other (1)	1	—	—	—	—	1	—
Total	$95	$133	$116	$99	$101	$293	$316

Renewals by Product Line:
Universal Life	$221	$198	$193	$185	$207	$626	$585
Indexed Universal Life	79	80	80	76	74	230	230
Variable Universal Life (2)	224	250	249	239	244	718	732
Term	90	98	93	94	90	281	277
Employee Benefits	41	36	43	63	49	103	155
Other (1)	4	6	4	4	4	13	12
Total	659	668	662	661	668	1,971	1,991
Total Gross Premiums	$754	$801	$778	$760	$769	$2,264	$2,307

In-force Metrics
In-force Face Amount by Product (3) (in billions):
Universal Life (4)	$46.7	$45.9	$44.9	$44.4	$43.7	$46.7	$43.7
Indexed Universal Life	28.0	27.9	27.9	27.7	27.6	28.0	27.6
Variable Universal Life (5)	130.9	132.8	132.9	132.6	132.8	130.9	132.8
Term	215.6	215.4	214.9	214.7	213.0	215.6	213.0
Whole Life	1.2	1.2	1.2	1.2	1.2	1.2	1.2
Total	$422.4	$423.2	$421.8	$420.6	$418.3	$422.4	$418.3

In-force Policy Count by Product (3) (in thousands):
Universal Life (4)	138	136	134	132	130	138	130
Indexed Universal Life	64	65	65	65	64	64	64
Variable Universal Life (5)	291	293	293	293	293	291	293
Term	267	266	264	262	259	267	259
Whole Life	17	16	16	16	16	17	16
Total	777	776	772	768	762	777	762

Protection Solutions Reserves
General Account	$18,584	$18,625	$18,432	$18,241	$18,243	$18,584	$18,243
Separate Accounts	16,080	17,012	15,883	13,524	12,783	16,080	12,783
Total	$34,664	$35,637	$34,315	$31,765	$31,026	$34,664	$31,026

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) 1Q'22 variable universal life renewals previously reported as $514M during first quarter 2022. Amount updated to $249M during second quarter 2022 to properly reflect variable universal life product renewals.
(3) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(4) Universal Life includes Guaranteed Universal Life.
(5) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

3Q 2022 Financial Supplement	23

Investments

3Q 2022 Financial Supplement	24

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2021		September 30, 2022
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$78,216	70.9%	$64,600	66.8%
Fixed maturities, at fair value using the fair value option	1,641	1.5%	1,548	1.6%
Mortgage loans on real estate	14,033	12.7%	15,688	16.2%
Policy loans	4,024	3.6%	4,018	4.2%
Other equity investments	2,975	2.7%	3,183	3.3%
Other invested assets	3,591	3.3%	2,849	2.9%
Subtotal investment assets	104,480	94.7%	91,886	95.1%
Trading securities	631	0.6%	631	0.7%
Total investments	105,111	95.3%	92,517	95.7%
Cash and cash equivalents	5,188	4.7%	4,139	4.3%
Total	$110,299	100.0%	$96,656	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,954	17.9%	$14,195	19.0%
Manufacturing	12,212	16.8%	12,421	16.7%
Utilities	6,446	8.9%	7,015	9.4%
Services	8,191	11.3%	8,320	11.2%
Energy	3,854	5.3%	3,901	5.2%
Retail and wholesale	3,390	4.7%	3,508	4.7%
Transportation	2,181	3.0%	2,409	3.2%
Other	60	0.1%	119	0.2%
Total corporate securities	49,288	67.9%	51,888	69.6%
U.S. government and agency	13,056	18.0%	7,241	9.7%
Residential mortgage-backed (2)	90	0.1%	500	0.7%
Preferred stock	41	0.1%	41	0.1%
State & municipal	586	0.8%	668	0.9%
Foreign governments	1,124	1.5%	1,114	1.5%
Commercial mortgage-backed	2,427	3.3%	3,824	5.1%
Asset-backed securities	5,933	8.2%	9,289	12.5%
Total	$72,545	100.0%	$74,565	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,653	61.6%	$45,386	60.9%
Baa (NAIC Designation 2)	25,141	34.7%	26,373	35.4%
Investment grade	69,794	96.2%	71,759	96.2%
Below investment grade (NAIC Designation 3 and 4)	2,751	3.8%	2,806	3.8%
Total	$72,545	100.0%	$74,565	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2022 Financial Supplement	25

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2021		September 30, 2022		December 31, 2021
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.41%	$1,822	3.52%	$1,935	3.40%	$2,429
Ending assets		71,216		74,565		72,545
Mortgages:
Income (loss)	4.07%	407	3.87%	424	4.08%	547
Ending assets		13,448		15,688		14,033
Other Equity Investments (1):
Income (loss)	22.97%	433	7.80%	188	20.45%	534
Ending assets		2,903		3,468		2,901
Policy Loans:
Income	5.28%	161	5.30%	160	5.01%	203
Ending assets		4,027		4,018		4,024
Cash and Short-term Investments:
Income	(0.05)%	(1)	(0.83)%	(12)	(0.13)%	(2)
Ending assets		1,215		563		1,662
Funding Agreements:
Interest expense and other		(44)		(82)		(56)
Ending (liabilities)		(6,807)		(7,830)		(6,647)
Total invested Assets:
Income	4.37%	2,778	3.86%	2,613	4.28%	3,655
Ending assets		86,002		90,472		88,518
Short Duration Fixed Maturities:
Income (loss)	3.38%	77	3.53%	4	4.48%	78
Ending assets		142		117		142
Total Net Investment Income:
Investment income	4.34%	2,855	3.86%	2,617	4.28%	3,733
Less: investment fees (3)	(0.13)%	(82)	(0.15)%	(101)	(0.14)%	(118)
Investment income, net	4.25%	$2,773	3.71%	$2,516	4.15%	$3,615
General Account Ending Net Assets		$86,144		$90,589		$88,660
Operating Earnings adjustments:
Funding Agreements interest expense		44		82		56
AB and other non-General Account investment income		169		(27)		258
Operating Net investment income (loss)		$2,986		$2,571		$3,929
Notes:

(1) Includes, as of September 30, 2021, September 30, 2022 and December 31, 2021 $328 million, $370 million and $319 million of other invested assets.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Investment fees are inclusive of investment management fees paid to AB.

3Q 2022 Financial Supplement	26

Additional Information

3Q 2022 Financial Supplement	27

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022

TOTAL
Beginning balance	$4,838	$5,366	$5,491	$6,592	$7,541	$4,243	$5,491
Capitalization of commissions, sales and issue expenses	214	255	209	220	215	620	644
Amortization	(64)	(136)	(181)	(160)	(105)	(257)	(446)
Change in unrealized investment gains and losses	378	6	1,073	889	593	760	2,555
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$5,366	$5,491	$6,592	$7,541	$8,244	$5,366	$8,244

Individual Retirement
Beginning balance	$3,393	$3,486	$3,639	$3,957	$4,426	$3,178	$3,639
Capitalization of commissions, sales and issue expenses	142	159	140	151	147	414	438
Amortization	(96)	(80)	(121)	(117)	(131)	(215)	(369)
Change in unrealized investment gains and losses	47	74	299	435	247	109	981
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,486	$3,639	$3,957	$4,426	$4,689	$3,486	$4,689

Group Retirement
Beginning balance	$702	$757	$776	$866	$991	$632	$776
Capitalization of commissions, sales and issue expenses	24	33	22	22	21	67	65
Amortization	23	(10)	(14)	(8)	22	8	—
Change in unrealized investment gains and losses	8	(4)	82	111	74	50	267
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$757	$776	$866	$991	$1,108	$757	$1,108

Protection Solutions
Beginning balance	$732	$1,113	$1,066	$1,632	$1,902	$418	$1,066
Capitalization of commissions, sales and issue expenses	48	63	48	47	47	139	142
Amortization	(4)	(30)	(35)	(28)	(14)	(65)	(77)
Change in unrealized investment gains and losses	337	(80)	553	251	187	621	991
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$1,113	$1,066	$1,632	$1,902	$2,122	$1,113	$2,122

Corporate and Other
Beginning balance	$11	$10	$10	$137	$222	$15	$10
Capitalization of commissions, sales and issue expenses	—	—	(1)	—	—	—	(1)
Amortization	13	(16)	(11)	(7)	18	15	—
Change in unrealized investment gains and losses	(14)	16	139	92	85	(20)	316
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$10	$10	$137	$222	$325	$10	$325

3Q 2022 Financial Supplement	28

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments, including extraordinary economic conditions or events such as COVID-19; (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product; and (iv) DAC amortization for the SCS variable annuity product arising from near-term fluctuations in index segment returns;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses associated with equity securities, certain legal accruals; and a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

3Q 2022 Financial Supplement	29

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred dividends by diluted common shares outstanding.

3Q 2022 Financial Supplement	30

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022	9/30/2021	9/30/2022

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$672	$254	$573	$1,728	$273	$(693)	$2,574
Adjustments related to:
Variable annuity product features	172	513	(601)	(1,924)	(114)	3,632	(2,639)
Investment gains (losses), net	(164)	(100)	326	231	333	(767)	890
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	27	33	19	19	19	87	57
Other adjustments (1) (2) (3)	141	45	220	148	39	672	407
Income tax (expense) benefit related to above adjustments	(35)	(103)	8	321	(59)	(761)	270
Non-recurring tax items	5	7	3	3	7	6	13
Non-GAAP Operating Earnings	$818	$649	$548	$526	$498	$2,176	$1,572

Net income (loss) attributable to Holdings (4)	$1.62	$0.63	$1.46	$4.54	$0.72	$(1.64)	$6.72
Less: Preferred stock dividends	0.03	0.07	0.03	0.07	0.03	0.12	0.14
Net income (loss) available to Holdings' common shareholders	1.59	0.56	1.43	4.47	0.69	(1.76)	6.58
Adjustments related to:
Variable annuity product features	0.41	1.27	(1.53)	(5.06)	(0.31)	8.58	(6.89)
Investment gains (losses), net	(0.41)	(0.25)	0.83	0.61	0.87	(1.81)	2.32
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.07	0.08	0.05	0.05	0.05	0.21	0.15
Other adjustments (1) (2) (3)	0.35	0.11	0.55	0.39	0.12	1.59	1.06
Income tax (expense) benefit related to above adjustments	(0.08)	(0.25)	0.02	0.84	(0.16)	(1.80)	0.71
Non-recurring tax items	0.01	0.02	0.01	0.01	0.02	0.01	0.03
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders (4)	$1.94	$1.54	$1.36	$1.31	$1.28	$5.02	$3.96

Book Value per common share
Book Value per common share	$25.00	$25.45	$16.64	$10.69	$4.84	$25.00	$4.84
Less: Per share impact of AOCI	4.64	5.12	(4.65)	(14.72)	(21.29)	4.64	(21.29)
Book value per common share (ex. AOCI)	$20.37	$20.33	$21.29	$25.41	$26.13	$20.37	$26.13

Notes:
(1) Includes Separation Costs of $25 million and $62 million for the three months and nine months ended September 30, 2021, respectively. Separation costs were completed during 2021. The impact per common share is $0.06 and $0.15 for the three months and nine months ended September 30, 2021.
(2) Includes certain gross legal expenses related to the cost of insurance litigation of $2 million and $0 million, $168 million and $180 million for the three and nine months ended September 30, 2022 and 2021, respectively. Includes policyholder benefit costs of $0 million and $75 million for the three and nine months ended September 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.01 and $0.00, $0.44 and $0.43 for the three and nine months ended September 30, 2022 and 2021, respectively. Includes policyholder benefit costs of $0.00 and $0.20 for the three and nine months ended September 30, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. No adjustments were made to prior period non-GAAP operating EPS as the impact was immaterial.
(3) Includes Non-GMxB related derivative hedge losses of ($28) million, ($4) million, ($68) million and $140 million for the three and nine months ended September 30, 2022 and 2021, respectively. The impact per common share is ($0.07), ($0.01), ($0.18) and $0.31 for the three and nine months ended September 30, 2022 and 2021, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

3Q 2022 Financial Supplement	31

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$(1,931)	$(439)	$1,622	$3,227	$2,828
Adjustments related to:
Variable annuity product features	7,071	4,145	1,277	(1,840)	(2,126)
Investment (gains) losses	(1,321)	(867)	(358)	293	790
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	110	120	105	98	90
Other adjustments	788	717	413	554	452
Income tax (expense) benefits related to above adjustments	(1,396)	(864)	(301)	191	167
Non-recurring tax items	(397)	13	15	18	20
Non-GAAP Operating Earnings	$2,924	$2,825	$2,773	$2,541	$2,221

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$(1,931)	$(439)	$1,622	$3,227	$2,828
Less: Preferred stock	(72)	(79)	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$(2,003)	$(518)	$1,542	$3,147	$2,748
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,816	$8,193	$8,140	$8,487	$8,844

Return on Equity (ex. AOCI)	(22.7)%	(6.3)%	18.9%	37.1%	31.1%

Non-GAAP Operating Earnings	$2,924	$2,825	$2,773	$2,541	$2,221
Less: Preferred stock	(72)	(79)	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,852	$2,746	$2,693	$2,461	$2,141
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,816	$8,193	$8,140	$8,487	$8,844

Non-GAAP Operating Return on Equity (ex. AOCI)	32.4%	33.5%	33.1%	29.0%	24.2%

3Q 2022 Financial Supplement	32

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$15,576	$10,693	$11,732	$11,680	$11,519	$7,954	$5,589	$3,354
Less: Preferred Stock	1,269	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	14,307	9,131	10,170	10,118	9,957	6,392	4,027	1,792
Less: Accumulated other comprehensive income (loss)	3,863	740	1,983	1,876	2,004	(1,787)	(5,548)	(7,876)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$10,444	$8,391	$8,187	$8,242	$7,953	$8,179	$9,575	$9,668

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	9/30/2022

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	17,589	15,267	13,825	12,420	11,406	10,721	9,186	7,104
Less: Preferred Stock	1,022	1,219	1,416	1,489	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	16,567	14,048	12,410	10,932	9,844	9,159	7,624	5,542
Less: Accumulated other comprehensive income (loss)	3,567	3,180	2,694	2,116	1,651	1,019	(864)	(3,302)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,000	$10,868	$9,716	$8,816	$8,193	$8,140	$8,487	$8,844

3Q 2022 Financial Supplement	33

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

3Q 2022 Financial Supplement	34

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Barclays		Tracy Benguigui			1 (212) 526-1561
Citi		Michael Ward			1 (212) 816-4269
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
Goldman Sachs		Alex Scott			1 (212) 902-9592
Jefferies		Suneet Kamath			1 (212) 778-8602
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
Truist Securities		Mark Hughes			1 (615) 748-4422
UBS		Brian Meredith			1 (212) 713-2492
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Jan '22	Jun '22	Jul '22

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A1
Equitable Financial Life Insurance Company of America			A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.			—	BBB+	Baa1
AllianceBernstein L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Işıl Müderrisoğlu	Thomas Lewis			Todd Williamson
(212) 314-2476	(212) 314-4638			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '22, Moody’s as of Jul '22.

3Q 2022 Financial Supplement	35